SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 25, 2003


                             TOMPKINS TRUSTCO, INC.

             (Exact name of registrant as specified in its charter)



     New York                       1-12709                    16-1482357
     --------                       -------                    ----------
  (State or other          (Commission File Number)           (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



The Commons, PO Box 460, Ithaca, NY                              14851
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
                                                    --------------


                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

         On February 24, 2003, Tompkins Trustco, Inc. (the "Company") completed the repurchase of 81,870 shares of the Company's common stock. The shares were acquired from a private not-for-profit institution in a privately negotiated transaction for $3,479,475, or $42.50 per share.

         The shares were repurchased under the stock repurchase program (the "Program") approved by the Company's Board of Directors on July 23, 2002, which authorized the repurchase of up to 400,000 shares of the Company's outstanding common stock over a 24 month period. Including the transaction described above, a total of 83,070 shares have been repurchased under the Program.




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TOMPKINS TRUSTCO, INC.


Date:  February 25, 2003           By: /s/ James J. Byrnes
                                       -------------------
                                       James J. Byrnes
                                       Chairman and Chief Executive Officer


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